UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2018

F.N.B. CORPORATION
(Exact name of registrant as specified in its charter)

PENNSYLVANIA
(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

12 Federal Street, One North Shore Center, Pittsburgh, PA	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the F.N.B. Corporation Annual Meeting held on May 16, 2018, shareholders voted on the matters set forth below.

Proposal 1 - Election of Directors

Our thirteen director nominees proposed by the Board of Directors were elected to serve until the 2019 Annual Meeting by the following vote of common shareholders:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Pamela A. Bena	247,320,445	1,482,781	632,153	37,228,644
William B. Campbell	242,419,472	6,272,882	743,025	37,228,644
James D. Chiafullo	246,090,681	2,650,969	693,729	37,228,644
Vincent J. Delie, Jr.	242,219,140	6,577,564	638,675	37,228,644
Mary Jo Dively	247,278,609	1,507,920	648,850	37,228,644
Stephen J. Gurgovits	246,106,020	2,630,318	699,041	37,228,644
Robert A. Hormell	244,790,210	3,946,738	698,431	37,228,644
David J. Malone	239,161,162	9,597,446	676,771	37,228,644
Frank C. Mencini	247,120,876	1,625,042	689,461	37,228,644
David L. Motley	243,143,261	5,587,808	704,310	37,228,644
Heidi A. Nicholas	247,337,428	1,481,833	616,118	37,228,644
John S. Stanik	243,084,966	5,652,590	697,823	37,228,644
William J. Strimbu	244,554,761	4,164,879	715,739	37,228,644

Proposal 2 - Adoption of Advisory (non-binding) Resolution on Executive Compensation

The advisory (non-binding) resolution to approve the 2017 compensation of our named executive officers was approved by a vote of the common shareholders of 179,457,881 shares voted for, 68,252,028 shares voted against and 1,725,470 abstentions. There were 37,228,644 broker non-votes for this proposal.

Proposal 3 - Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm

The ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2018 was approved by a vote of the common shareholders of 278,460,333 shares voted for, 7,666,255 shares voted against and 537,435 abstentions. There were no broker non-votes for this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ Vincent J. Calabrese, Jr.
Name:	Vincent J. Calabrese, Jr.
Title:	Chief Financial Officer

Dated: May 22, 2018